UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 18, 2012

UNITED STATIONERS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10653	36-3141189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Parkway North Blvd. Suite 100 Deerfield, Illinois		60015-2559
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 627-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On July 18, 2012, United Stationers Supply Co. (“USSC”), a wholly owned subsidiary of United Stationers Inc., and United Stationers Receivables, LLC (“USR”) and United Stationers Financial Services LLC (“USFS”), entered into a Seventh Amendment to Transfer and Administration Agreement with Bank of America, National Association (the “Amendment”). United Stationers Inc., as performance guarantor, consented to the Amendment. The Amendment increases the maximum financing available under USSC’s accounts receivable securitization program from $100 million to $150 million.

The Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K. The foregoing summary of the material terms of the Amendment is qualified in its entirety by reference to Exhibit 10.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 18, 2012, USSC entered into a two year forward, three year interest rate swap transaction (the “Swap Transaction”) with U.S. Bank National Association as the counterparty. USSC entered into the Swap Transaction to mitigate USSC’s interest rate risk on $150 million of one-month LIBOR-based debt. The Swap Transaction has an effective date of July 18, 2014 and a termination date of July 18, 2017. Under the terms of the Swap Transaction, USSC will be required to make monthly fixed rate payments to the counterparty calculated based on a notional amount of $150 million at a fixed rate of 1.0535%, while the counterparty will be obligated to make monthly floating rate payments to USSC based on one-month LIBOR on the same referenced notional amount. The Swap Transaction effectively fixes the interest rate on $150 million of one month LIBOR-based borrowings at 1.0535% plus the applicable interest margin on the underlying borrowings. Notwithstanding the terms of the Swap Transaction, USSC is ultimately obligated for all amounts due and payable on the underlying borrowings.

The information under Item 1.01 regarding the Amendment is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1*	Seventh Amendment to Transfer and Administration Agreement, dated July 18, 2012, among United Stationers Supply Co., United Stationers Receivables, LLC, United Stationers Financial Services LLC, and Bank of America, National Association

*	— Included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED STATIONERS INC.
(Registrant)

Dated: July 23, 2012	/s/ Fareed A. Khan
Fareed A. Khan
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

(d)	Exhibits

Exhibit No.	Description

10.1*	Seventh Amendment to Transfer and Administration Agreement, dated July 18, 2012, among United Stationers Supply Co., United Stationers Receivables, LLC, United Stationers Financial Services LLC, and Bank of America, National Association

*	— Included herewith.